Defined Asset Funds

SELECT GROWTH PORTFOLIO

1996 Series D

A Disciplined Approach to Growth Stock Investing

Merrill Lynch

1.  Canadian Pacific, Ltd.

(CP) has interests in transportation, energy, real estate, hotels and telecommunications. The Company transports by ship, rail and truck.

2.  CompUSA, Incorporated

(CPU) is the United States' largest operator of deep-discount superstores that sell PCs, related software and accessories. Products are sold to individuals, businesses and government agencies. Its subsidiary operates a mail order computer business.

3.  Dell Computer Corporation

(DELL) designs, manufactures and markets its notebook, desktop PCs, servers and workstations to individual, corporate, government and educational institutions worldwide.

4.  Dynatech Corporation

(DYTC) through its subsidiaries, designs, manufactures and sells a diversified line of proprietary electronic and microprocessor-based equipment, instruments and systems for measurement, analysis and control. These products serve users in the communications, scientific, diagnostic, medical and government agency markets.

5.  Gateway 2000, Incorporated

(GATE) develops, manufactures and markets IBM-compatible desktop, notebook and subnotebook PCs and sells them to businesses, individuals, government agencies and educational institutions worldwide. Gateway 2000 also sells peripheral products and software.

6.  Global Marine, Incorporated

(GLM) with ownership of approximately 28 drilling rigs, this offshore drilling contractor operates and offers offshore drilling management services. A subsidiary develops and produces oil and natural gas in the southern and western United States, as well as the Texas and Louisiana Gulf coast.

7.  MBNA Corporation

(KRB), through its subsidiary MBNA American Bank, N.A., issues premium and standard bank credit cards. MBNA markets the cards through professional, fraternal, educational and other special interest associations and is endorsed by more than 4,000 organizations.

8.  Smith International, Incorporated

(SII) designs, manufactures, sells and services a broad group of products used for drilling oil and gas wells. The Company's brand names include "A-Z Servco," "Drilco Grant," "Smith Diamond,""Smith Tool" and "M-1 Drilling Fluids."

9.  Storage Technology Corporation

(STK) manufactures, markets and services high-performance computer information storage and retrieval subsystems. These subsystems are primarily used with mainframe and midrange computer systems. The Company also offers software enhancement products for data management and access.

10.  Western Digital Corporation

(WDC) makes proprietary Winchester disk drives for PCs and file servers. WDC markets its products to original equipment manufacturers worldwide. The Company's other products include integrated circuits and board products for graphics, storage control and systems logic.

Defined Strategy for Growth

Defined Asset Funds can help you to simplify complex issues regarding growth stock investing with the Select Growth Portfolio. This Portfolio offers a defined selection process and a disciplined investment approach.

Help From a Professional Consultant

Defined Asset Funds retained O'Shaughnessy Capital Management, Inc., a registered investment adviser, as Portfolio Consultant to apply its quantitative selection model to identify common stocks that it expected to show superior growth in earnings per share over the next year. Using the model, the Consultant screened a universe of 1600 stocks and identified growth stocks that are believed to be reasonably priced and to have attractive growth potential. Defined Asset Funds reviewed the identified stocks for liquidity, market capitalization, and other factors and then selected the ten stocks for the portfolio.

Defined Advantages

May save you time. You don't need to buy each stock individually. This Portfolio uses a disciplined buy and hold Strategy, enabling you to wait out what may be short-term price fluctuations. When the current Portfolio is liquidated after a year, Defined Asset Funds expects to offer a new portfolio selected by this process, which can be purchased at a reduced sales charge.

May save you money. Although Portfolio units are subject to a sales charge, because of the institutional commissions at which the Portfolio buys and sells stocks, the combination may be less expensive for many investors than buying and selling the stocks outright.

About The Portfolio

The Defined Asset Funds Select Growth Portfolio consists of ten growth stocks, which are subject to extreme price volatility. The Portfolio should be considered speculative, and is not a complete equity investment program. The Portfolio may only be appropriate for investors willing and able to assume this risk and who are not seeking either preservation of capital or current dividend income. It is unlikely that the Portfolio will change over its one-year life, even if the stock market decreases in value or there are adverse developments affecting the stocks held. The value of this investment may fluctuate with changes in the financial condition of the issuers of the stocks held, the value of common stocks in general, and the impact of the Portfolio's purchase and sale of stocks. The projected earnings growth rate for the stocks in the Portfolio is substantially above the average for common stocks in general. Stocks with higher growth potential can involve greater risk of loss.

Select Now

Call your financial professional to see how the Select Growth Portfolio can fit into your financial plan. A free prospectus containing more information, including all charges and expenses, is available. Read the prospectus carefully before you invest.